SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported) September 11, 2002
                                                     -------------------------


                        MMCA Auto Owner Trust 2002-1
                     (Issuer with respect to the Notes)
                        MMCA Auto Receivables Trust
                (Originator of MMCA Auto Owner Trust 2002-1)
                --------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


        333-76318                                     33-0869011
-----------------------------              -----------------------------------
 (Commission File Number)                  (I.R.S. Employer Identification No.)


6363 Katella Avenue, Cypress, California               90630-5205
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(Address of Principal Executive Offices)               (Zip Code)


                               (714) 236-1615
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)





Item 5.  Other Events.

         The Registrant is filing amended forms of the exhibits listed in
Item 7(c) below.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.


Exhibit
 No.                      Document Description

   4.1           Amended and Restated Sale and Servicing Agreement

   4.2           Amended and Restated Indenture


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MMCA Auto Receivables Trust


                                         By: /s/ Hideyuki Kitamura
                                             -----------------------------------
                                             Name:  Hideyuki Kitamura
                                             Title: Secretary & Treasurer


                                         MMCA Auto Receivables Trust,
                                              as originator of MMCA Auto Owner
                                              Trust 2002-1


                                         By: /s/ Hideyuki Kitamura
                                             -----------------------------------
                                             Name:  Hideyuki Kitamura
                                             Title: Secretary & Treasurer

Dated:  September 11, 2002

INDEX TO EXHIBITS




Exhibit No.        Document Description                           Sequential
                                                                  Page No.

       4.1         Amended and Restated Sale and Servicing Agreement

       4.2         Amended and Restated Indenture